NILE PAN AFRICA FUND

Class A: NAFAX

Class C: NAFCX

Institutional Class: NAFIX

A Series of Nile Capital Investment Trust
(the “Trust”)

Supplement dated December 11, 2015
to the Prospectus dated August 1, 2015

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

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The Board of Trustees of the Trust have approved the following changes to the Nile Pan Africa Fund (the “Fund”):

1)  a change in the name of the Fund to the Nile Africa, Frontier and Emerging Fund;

2)  additions to the Fund’s principal investment strategies to include investments in frontier and emerging markets as part of its 80% investment policy.

The change in the name of the Fund to the Nile Africa, Frontier and Emerging Fund and the change to the Fund’s principal investment strategies will become effective in 60 days.

The Fund’s revised investment policies and strategies will be set forth in a new prospectus.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”) each dated August 1, 2015 provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-682-3742. Please retain this Supplement for future reference.